SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 4, 2007


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year

	The Board of Directors (the "Board") of VSE Corporation (the "Corporation") amended Article VI of the Bylaws of the Corporation, effective October 4, 2007, to authorize the Board to provide for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Corporation is now eligible to participate in the Direct Registration System, which is currently administered by The Depository Trust Company.
	The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers to effect transactions without the risks and delays associated with transferring physical securities.
	As amended, the Bylaws now specify that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.
	The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article VI thereof is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

           (d)  Exhibits

           See Exhibit Index attached.



                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   VSE CORPORATION
                                                   (Registrant)



Date:  October 11, 2007                        By: /s/ C. S. Weber
                                                   ------------------
                                                   C. S. Weber
                                                   Secretary


EXHIBIT INDEX

Exhibit Number		Description
--------------		-----------
3.1			Bylaws, as amended